SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC   20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) – October 17, 2008

FIRST HORIZON NATIONAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

TENNESSEE	001-15185	62-0803242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

165 MADISON AVENUE MEMPHIS, TENNESSEE	38103
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code - (901) 523-4444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE

Furnished as Exhibit 99.1 is a copy of First Horizon National Corporation Third Quarter 2008 Financial Supplement which is scheduled to be released October 17, 2008.

ITEM 9.01.	Financial Statements and Exhibits

(c)  Exhibits

The following exhibit is furnished pursuant to Item 7.01, is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall not be incorporated by reference into any of First Horizon National Corporation’s (“Corporation”) previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit #	Description

99.1	First Horizon National Corporation Third Quarter 2008 Financial Supplement and Investor Slide Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST  HORIZON NATIONAL CORPORATION

Date: October 17, 2008                          By: /s/ Thomas C. Adams, Jr.
Name: Thomas C. Adams, Jr.
Title: Executive Vice President and Interim Chief Financial Officer

Exhibit Index

The following exhibit is furnished pursuant to Item 7.01 is not to be considered “filed” under the Exchange Act, and shall not be incorporated by reference into any of the Corporation’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit #	Description

99.1	First Horizon National Corporation Third Quarter 2008 Financial Supplement and Investor Slide Presentation.